Exhibit 99.2

COMPANY OVERVIEW August 2022 THE FUTURE OF TRAVEL, NOW

© 2022 All Rights Reserved | 2 Safe Harbor Statement (Under the Private Securities Litigation Reform Act of 1995) This presentation contains “forward - looking statements” within the meaning of federal securities law . Forward - looking statements can be identified by words such as : “believe,” “can”, “"may,” “expects,” “intends,” “potential,” “plans,” “will” and similar references to future periods . Examples of forward - looking statements include, among others, statements we make regarding future growth, performance, business prospects and opportunities, future plans and intentions or other future events are forward looking statements . Such forward - looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from those expressed or implied by such forward - looking statements . These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain . The Company cautions you that these forward - looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company . Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the ability to implement business plans, forecasts, and other expectations after the recently completed business combination between ITHAX Acquisition Corp . and Mondee Holdings II, Inc . , the outcome of any legal proceedings that may be instituted against the Company or others and any definitive agreements with respect thereto, the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees, the ability to meet Nasdaq’s listing standards, and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in the Company’s registration statement on Form S - 4 relating to the business combination declared effective by the U . S . Securities and Exchange Commission (the “SEC”) on June 27 , 2022 , the Company’s Current Report on Form 8 - K filed with the SEC on July 20 , 2022 , and in the Company’s subsequent filings with the SEC . There may be additional risks that the Company does not presently know of or that the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . Nothing in this press release should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved . You should not place undue reliance on forward - looking statements, which speak only as of the date they are made, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward - looking statement to reflect events or circumstances after the date on which such statement is being made, or to reflect the occurrence of unanticipated events .

© 2022 All Rights Reserved | 3 Capitalized on Market Recovery ● Agile marketing initiative investments ● Targeting fastest recovering international regions ● Positioned for second half upside in late - recovering markets Chairman’s Message Mondee’s second quarter 2022 accomplishments in key areas were marked by … Prasad Gundumogula Chairman, Chief Executive Officer, and Founder Continued to Evolve Next - Generation Travel - Tech Platform ● GenZ/Millennial traveler, Gig Economy worker focus ● Commenced full Proof - of - Concept pilot with major customers ● Accelerating traction with hotels & vacation rentals and ancillary solutions Positioned for Accretive M&A Strategy ● Completed public - company debut on July 19, 2022 ● Capital and public market currency to fuel M&A strategy Delivered Strong Results ● Gross revenue of $614.8 million was up 180% year - over - year ● Net revenue of $42.7 million was up 81% year - over - year ● Adjusted EBITDA* was $4.4 million, an improvement of $4.4 million from 2Q21 *Please refer to the Appendix of this presentation for non - GAAP reconciliation tables.

© 2022 All Rights Reserved | 4 Capitalizing on Travel Recovery and New Market Channels ● Agile repositioning to fastest recovering international regions ● Poised to benefit from Asia recovery in second half of 2022 ● Expansion of access to over 125 million closed - user group members ● Almost 3X increase in daily tickets for our closed - user - group business and drove ~3x year - over - year improvement in gross revenue ~2x net revenue 46% Increase in Transactions *Source: internal Mondee analysis 5% 19% 6% 19% 14% 6% 30% 2% 7& 9% 7% 25% 17% 8% 28% 1% 0% 5% 10% 15% 20% 25% 30% 35% Africa Asia Central and South America Europe Indian Subcontinent Middle East North America South Pacific Transaction % by Region 2022-Q2 2019-Q2

Mondee Modern Marketplace

CONTENT

- Air
- Hotels and Vacation Rentals
- Ancillaries
- Cars
- Packages
- Cruises
- Theme Parks, Activities & Events
- User Generated Content

DISTRIBUTION

Leisure Platform

TripPro

- Gig Economy Workers
- Influencers, Cohorts
- Home-Based Agents

Closed-User Group Platform

TripPlanet

- Self Serviced Travel
- Cost-Sensitive Return-to-Travel
- Member Based Travel

Retail Platform

Falcon

- Curated, Personalized Content
- Omini Channel Shopping
- Subscription Services

TECH PLATFORM

- Omni-Channel Booking Platform
- Conversational Commerce
- Global Content Hub
- Fin-Tech
- Mar-Tech
- CRM
- CMS
- BI, Data Analytics & Dashboards

SERVICE HUB

- Crowd Source Service Hub
- Local Experts - Content Curation
- Gig Economy

Net-Gen Travel-Tech Platform

MONDEE

Travel Tech & Distribution Platform Activity

TripPro GIG Platform - Pilot in progress with major customers in Gig-workers space

TripPlanet CUG Platform - Achieved ~4X transaction growth from Jan to June 2022

Fin-Tech Platform - Achieved 184% year-over-year revenue growth in 2Q22

Global Content Hub Activity

Enhanced Content Hub with more Hotels and vacation rentals, Air content, Ancillaries globally

Working on expanding into Cruises, Theme Parks, Activities, and Events

*Source: internal Mondee analysis

© 2022 All Rights Reserved | 6

© 2022 All Rights Reserved | 7 Implementing M&A Growth Strategy We believe that our post - merger capital structure and public - market currency positions Mondee well to rapidly build on our accretive M&A platform. Content Technology Distribution Robust Pipeline of Current Opportunities Public Company Debut *Source: internal Mondee analysis # Target Companies 1 Hotels 2 Air, Hotel 3 Package 5 Cruise 6 Seven Other (Air, Hotel, Package, Tour, Corporate)

© 2022 All Rights Reserved | 8 2Q22 Financial Results Gross Revenue +180% YoY $614.8M Net Revenue +81% YoY $42.7M Adjusted EBITDA* $4.4M Up from $0 in 2Q21 Adjusted EPS* $(0.04) +$0.03 YoY +31% QoQ +13% QoQ Up from $2.2M in 1Q22 +$0.02 QoQ *Please refer to the Appendix of this presentation for non - GAAP reconciliation tables.

© 2022 All Rights Reserved | 9 1H22 Financial Results Gross Revenue +708% YoY $1,078M Net Revenue +117% YoY $80.3M Adjusted EBITDA* $6.6M Up from $(4.0) in 1H21 Adjusted EPS* $(0.09) +$0.09 YoY *Please refer to the Appendix of this presentation for non - GAAP reconciliation tables.

© 2022 All Rights Reserved | 10 2022 Financial Outlook Net Revenue is projected to be in the range of $155 million to $160 million , representing YoY growth of 66% at the midpoint. Adjusted EBITDA is projected to be in the range of $15 million to $22 million , Representing YoY growth of 436% and a margin of 12%, at the midpoint.

INVESTOR BRIEFING MARCH 2022 APPENDIX

© 2022 All Rights Reserved | 12 Post - Merger Capital Structure July 18, 2022 Mondee completed its business combination with ITHAX Acquisition Corp. July 19, 2022 Mondee started trading on Nasdaq under the ticker “MOND” Mondee collected $70 million from the equity PIPE transaction consummated at the closing of the business combination and used part of that liquidity to optimize its capital stru cture and reduce net debt by $40 million to $157 million. As of August 12, 2022 Mondee had outstanding 81,247,218 of Class A common stock (74,747,218 shares plus 6,500,000 unvested earnout shares) and 12,412,500 redeemable warrants representing the right to purchase one share of Class A common stock. PIPE: 7,000,000 (in process of being registered) Warrants: 12,412,500 ($11.50 strike price) Earnout: 6,500,000 (granted but not vested; another 2,500,000 not assigned) Class A shares subject to a lockup: 66,233,750 (6 - month lockup)

© 2022 All Rights Reserved | 13 Non - GAAP Measurements In addition to disclosing financial measures prepared in accordance with U . S . generally accepted accounting principles (GAAP), this press release and the accompanying tables include adjusted EBITDA non - GAAP net income, and non - GAAP EPS . These non - GAAP financial measures are not calculated in accordance with GAAP as they have been adjusted to exclude the effects of stock - based compensation expenses, provision for income taxes, and the impacts of depreciation and amortization . We define Adjusted EBITDA as net loss before depreciation and amortization, provision for income taxes, interest expense (net), other income net, stock - based compensation, and gain on forgiveness of PPP loans . Non - GAAP net income (loss) is defined as net loss before the impacts of amortization of intangibles, provision for income taxes, stock - based compensation, and one time items . Non - GAAP net income (loss) per share is defined as non - GAAP net income (loss) on a per share basis . See "Reconciliation of GAAP to Non - GAAP Financial Measures" for a discussion of the applicable weighted - average shares outstanding . We believe these non - GAAP financial measures provide investors and other users of our financial information consistency and comparability with our past financial performance and facilitate period - to - period comparisons of our results of operations . With respect to adjusted EBITDA and non - GAAP net loss/ income, we believe these non - GAAP financial measures are useful in evaluating our profitability relative to the amount of revenue generated, excluding the impact of stock - based compensation expense and other one - time expenses . We also believe non - GAAP financial measures are useful in evaluating our operating performance compared to that of other companies in our industry, as these metrics eliminate the effects of stock - based compensation, which may vary for reasons unrelated to overall operating performance . We use these non - GAAP financial measures in conjunction with traditional GAAP measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, and to evaluate the effectiveness of our business strategies . Our definition may differ from the definitions used by other companies and therefore comparability may be limited . In addition, other companies may not publish this or similar metrics . Thus, our non - GAAP financial measures should be considered in addition to, not as a substitute for, nor superior to or in isolation from, measures prepared in accordance with GAAP . These non - GAAP financial measures may be limited in their usefulness because they do not present the full economic effect of our use of stock - based compensation . We compensate for these limitations by providing investors and other users of our financial information a reconciliation of the non - GAAP financial measure to the most closely related GAAP financial measures . However, we have not reconciled the non - GAAP guidance measures disclosed under "Financial Outlook" to their corresponding GAAP measures because certain reconciling items such as stock - based compensation and the corresponding provision for income taxes depend on factors such as the stock price at the time of award of future grants and thus cannot be reasonably predicted . Accordingly, reconciliations to the non - GAAP guidance measures is not available without unreasonable effort . We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view non - GAAP net loss/ income and non - GAAP net loss/ income per share in conjunction with net loss and net loss per share .

© 2022 All Rights Reserved | 14 Non - GAAP Reconciliations For the quarter ended June 30 Year - Over - Year Δ 2Q22 Actual 2Q21 Actual % Net Income (Loss) $(2.1) $(12.9) $10.8 83.7% Interest expense, (net) $6.5 $5.7 $0.7 12.8% Stock - based comp exp $0.1 $3.8 $(3.7) (98.0%) Depreciation & amortization $2.8 $3.3 $(0.5) (16.3%) Income tax provision $0.2 $0.1 $0.2 293.3% Gain on forgiveness of PPP loan $(2.0) $0.0 $(2.0) n/m Other expense (income), net $(1.0) $0.0 $(1.1) n/m Adjusted EBITDA $4.4 $0.0 $4.4 n/m

© 2022 All Rights Reserved | 15 Non - GAAP Reconciliations For the quarters ended June 30 and March 31 Quarter - Over - Quarter Δ 2Q22 Actual 1Q22 Actual % Net Income (Loss) $(2.1) $(7.0) $4.9 70.0% Interest expense, (net) $6.5 $6.1 $0.4 6.0% Stock - based comp exp $0.1 $0.1 $0.0 0.0% Depreciation & amortization $2.8 $2.8 $(1.0) (1.8%) Income tax provision $0.2 $0.1 $0.2 329.1% Gain on forgiveness of PPP loan $(2.0) $0.0 $(2.0) n/m Other expense (income), net $(1.0) $0.2 $(1.2) n/m Adjusted EBITDA $4.4 $2.2 $2.2 100.2%

© 2022 All Rights Reserved | 16 Non - GAAP Reconciliations For the six months ended June 30 Year - Over - Year Δ 2022 Actual 2021 Actual % Net Income (Loss) $(9.1) $(25.6) $16.5 64.5% Interest expense, (net) $12.6 $11.2 $1.4 12.6% Stock - based comp exp $0.2 $3.8 $(3.6) (95.9%) Depreciation & amortization $5.6 $6.5 $(0.9) (14.4%) Income tax provision $0.3 $0.1 $0.2 132.8% Gain on forgiveness of PPP loan $(2.0) $0.0 $(2.0) n/m Other expense (income), net $(0.9) $0.0 $(0.9) n/m Adjusted EBITDA $6.6 $(4.0) $10.6 n/m

© 2022 All Rights Reserved | 17 Non - GAAP Reconciliations For the quarter ended June 30 Year - Over - Year Δ 2Q22 Actual 2Q21 Actual % Net Income (Loss) $(2.1) $(12.9) $10.8 83.7% Stock - based comp exp $0.1 $3.8 $(3.7) - 98.0% Amortization - intangibles $1.6 $1.6 $0.0 0.0% Income tax provision $0.2 $0.1 $0.2 293.3% One time expenses* $(2.8) $1.2 $(3.9) n/m Adjusted Net Income (Loss) $(3.0) $(6.3) $3.3 53.0% * One time expenses are primarily PPP Loan related for 2022 ** Share count is proforma as of the date of the business combination

© 2022 All Rights Reserved | 18 Non - GAAP Reconciliations For the quarters ended June 30 and March 31 Quarter - Over - Quarter Δ 2Q22 Actual 1Q22 Actual % Net Income (Loss) $(2.1) $(7.0) $4.9 70.0% Stock - based comp exp $0.1 $0.1 $0.0 0.0% Amortization - intangibles $1.6 $2.1 $(0.5) (23.5)% Income tax provision $0.2 $0.1 $0.2 329.1% One time expenses* $(2.8) $0.4 $(3.1) n/m Adjusted Net Income (Loss) $(3.0) $(4.4) $1.5 33.0% * One time expenses are primarily PPP Loan related for 2022 ** Share count is proforma as of the date of the business combination

© 2022 All Rights Reserved | 19 Non - GAAP Reconciliations For the six months ended June 30 Year - Over - Year Δ 2022 Actual 2021 Actual % Net Income (Loss) - $(9.1) $(25.6) $16.5 64.5% Stock - based comp exp $0.2 $3.8 $(3.6) (95.9%) Amortization - intangibles $3.2 $4.1 $(1.0) (23.6%) Income tax provision $0.3 $0.1 $0.2 132.8% One time expenses* $(2.8) $1.0 $(3.8) n/m Adjusted Net Income (Loss) $(8.2) $(16.6) $8.3 50.3% * One time expenses are primarily PPP Loan related for 2022 ** Share count is proforma as of the date of the business combination

© 2022 All Rights Reserved | 20 Non - GAAP Reconciliations For the quarter ended June 30 Year - Over - Year Δ 2Q22 Actual 2Q21 Actual % Net Income (Loss) $(2.1) $(12.9) $10.8 83.7% Share count** 81.2 81.2 0.0 0.0% GAAP EPS $(0.03) $(0.16) $0.13 83.7% Adjusted Net Income (Loss) $(3.0) $(6.3) $3.3 53.0% Share count (fully diluted)** 93.7 93.7 0.0 0.0% Adjusted EPS $(0.03) $(0.07) $0.04 53.0% * One time expenses are primarily PPP Loan related for 2022 ** Share count is proforma as of the date of the business combination

© 2022 All Rights Reserved | 21 Non - GAAP Reconciliations For the quarters ended June 30 and March 31 Year - Over - Year Δ 2Q22 Actual 1Q22 Actual % Net Income (Loss) $(2.1) $(7.0) $4.9 70.0% Share count** 81.2 81.2 0.0 0.0% GAAP EPS $(0.03) $(0.09) $0.06 70.0% Adjusted Net Income (Loss) $(3.0) $(4.4) $1.5 33.0% Share count (fully diluted)** 93.7 93.7 0.0 0.0% Adjusted EPS $(0.03) $(0.05) $0.02 33.0% * One time expenses are primarily PPP Loan related for 2022 ** Share count is proforma as of the date of the business combination

© 2022 All Rights Reserved | 22 Non - GAAP Reconciliations For the six months ended June 30 Year - Over - Year Δ 2022 Actual 2021 Actual % Net Income (Loss) $(9.1) $(25.6) 16.5 64.5% Share count** 81.2 81.2 0.0 0.0% GAAP EPS $(0.11) $(0.32) $0.20 64.5% Adjusted Net Income (Loss) $(8.2) $(16.6) $8.3 50.3% Share count (fully diluted)** 93.7 93.7 0.0 0.0% Adjusted EPS $(0.09) $(0.18) $0.09 50.3% * One time expenses are primarily PPP Loan related for 2022 ** Share count is proforma as of the date of the business combination

INVESTOR BRIEFING MARCH 2022 FULL INVESTOR PRESENTATION

Mondee Business Summary

Hi-Growth and Profitable Travel Technology Company and Marketplace

Modern Marketplace and Technology Platform disrupting the $1tn assisted/affiliated travel market

Marketplace seamlessly connecting travel suppliers with gig agents, corporations and consumers on state-of-the-art operating system disrupting legacy incumbent platforms

Modern disruptive Technology Platform and interface

Indispensable operating system to travel ecosystem, disrupting legacy OTA and incumbent platforms

Mondee is both a growth & value play

$3B[1] Gross Revenue, approx. 40% Organic - 62% Inorganic CAGR[2] 2015-19, 2019: $171M Adjusted Net Revenue, $40M Adjusted EBITDA[3]

Significant barriers to entry

Market leadership protected by triple moat on content, distribution and unique technology

Proven M&A Platform

Successfully acquired and integrated 14 companies, driving exponential revenue growth in the Mondee ecosystem and achieving significant synergies

Proven management team

Decades of travel & technology industry experience, track record of growth & navigating the pandemic

1: 3bn = total sales volume in 2019 and 171m = net revenue for 2019 financial year; 2. 40% = organic CAGR (based off business in place in 2015) and 62% = CAGR including accretive M&A during the period; 3. Adjusted EBITDA is a non-GAAP financial measure, calculated as Net Loss before depreciation and amortization, provision for income taxes, interest expense (net), other income net, stock-based compensation, and gain on forgiveness of PPP loans. See "Disclaimer - Non-GAAP Financial Measures"

© 2022 All Rights Reserved | 24

Disrupting a segment of the $2T global travel market

Capitalizing on an early opportunity to disrupt the assisted/affiliated travel segment....



Global travel market, 2019
Bookings = $1.9T
Self-Service Consumer Travel
Low Tech, No Touch
Metasearch
trivago
KAYAK
Airline, Hotel, Car Rental Sites
Marriott
DELTA
OTAs
Expedia
Booking.com
$0.9T
47%
$1.0T
53%
Gig Economy Workers
Travel Agencies
Clubs & Closed User Groups
SMEs & Businesses
TMCs
Assisted/Affiliated Travel
Old Tech, High Touch

Current operating systems are on legacy technology

Sources: IBIS, PhocusWright

© 2022 All Rights Reserved
| 25

© 2022 All Rights Reserved | 26 Pre - Pandemic Record of Rapid Growth and Market Share Expansion Net Revenue Dollars, Millions Acquisitions Organic growth Sources: Mondee financials, PhocusWright Notes: 1. In conjunction with the launch of TripPro, Prasad Gundumogula led a management buyout of the business and became CEO 2. Market share defined as Mondee’s gross revenue as a proportion of gross revenues generated from B2B airfares for the North Am eri can market Market share 2 (%) 1.9 2.2 2.4 3.5 4.6 25 48 54 75 100 77 2011 2012-14 2015 2016 2017 2018 2019 62% CAGR, incl. M&A founded 40% Organic CAGR launched 1 2.4x Market share growth Mondee is building on pre - pandemic track record of exponential profitable growth, disruptive market penetration and delivering on key operating metrics since launching its initial modern operating system. • $3B Gross Sales through the Marketplace • 40% & 62% Organic & Inorganic CAGR’s, 2015 - 2019 • 2019: $177m Organic + Inorganic Revenues • 2019: $46m Adjusted EBITDA • 50M Daily Searches, 5.4M air transactions • 26% Adjusted EBITDA Margin 2019 • Hotel, Car, Cruise, Ancillary Expansion 2019 $70b NA wholesale airfare market

MONDEE

Overcoming Challenges – Mondee's Modern Travel Marketplace Platform

Mondee's platform connects travel suppliers with consumers and their businesses, optimizing for all stakeholders

Suppliers

- Airlines
- Hoteliers
- Wholesalers
- Ancillary providers

Legacy Distribution Technology Platforms


COMAND ... xxxx
COMAND ... xxxx
COMAND ... xxxx
COMAND
COMAND
COMAND ... xxxx
COMAND ... xxxx

Travel Agent

1. Incomplete content (e.g., no low-cost carriers, no alternative accommodations)
2. Text-based; not extendable to mobile
3. Lack of modern messaging capabilities
4. Credit-card focused for payments
5. Inability to link search results and marketing messaging

Mondee's Platform



1. Comprehensive global content
2. Modern user experience, extendable to Mobile
3. Full suite of communication tools – integrated phone, email, SMS, chat
4. Fintech platform, tailored to the travel market
5. Multi-channel marketing platform

Consumers

- Travel Agents
- Corporations
- SME's & Nonprofits
- Consumers (subscription members)

Mondee helps suppliers optimize inventory and utilize excess capacity

Mondee helps customers modernize technology, gain access to broader content and narrowcast their distribution

© 2022 All Rights Reserved | 27

Mondee - A Modern Marketplace for the Gig Economy

The next generation consumer is here ... always connected, information empowered ... requiring a new marketplace and modern engagement models. **Mondee is that marketplace ... adding significant value to ALL players in the travel ecosystem**

Gig Economy Workers
- Agile Operating System
- Full Suite of Business Tools
- Full Content Access

Leisure Travelers
- Curated Content, Personalized Experiences
- Hybrid Platforms - Self-service & Assisted
- Value-priced
- Any-device Connectivity

MONDEE
A Modern Marketplace
- NextGen Operating system
- Rich & Global Content Hub
- Full FinTech
- Conversational Commerce
- MarTech enabled
- Mobile-forward

Travel Suppliers
- Excess Inventory Channel
- Niche Market Targeting
- Revenue & Yield Optimization
- Value Added Distribution

Small and Medium-Sized Businesses
- Personalized Employee Engagement
- Value-priced Content
- Reduced Travel Spend
- Engagement-to-reporting Management

Partners
- Transaction Volume
- Rich Content Sharing
- FinTech Solutions

Membership Organizations
- Member Benefits
- Value-based Programs
- Self Service Platforms

© 2022 All Rights Reserved | 28

© 2022 All Rights Reserved | 29 The Gig traveler is setting the pace for change in the travel industry Pre 2000s 2010s 2020s 2025s… Traveler Generation Needs & Requirements Intermediaries & Distribution Solutions: Products & Services Boomers Gen X Millennials Gen Z Gig Traveler Experiential Content Aggregated Content Real - Time, Always On “Bleisure” Groups Multi - Tasker/Role Functionality Personalization Price Sensitive Self - Service Support Accessibility to inventory Online Support FOMO Supplier Direct Email Online Agencies (OLA, OTA) Metasearch Engines NDC Text Travel Memberships & Clubs Gig Agents Social Commerce AI & Machine Learning Web Electronic Payment Cloud Privacy Timeline Pricing/Fare Transparency Travel Agencies Personal Computing Search - based Content Social Media Connected Consumer Curated Content Online Mobile Conversational Commerce GDSs Travel Agents Home - Based Agents Gig Economy Workers Influencers, Cohorts Shifting Influence Levels Travel Affiliates Managed Travel Cost - Sensitive Return - to - Travel Self Serviced Travel Member - Based Travel SMEs, Corporate Mondee’s technology has continuously delivered the platforms to meet the evolving traveler needs…

New 3D marketplace with an Uber-like Technology Platform

Multi-dimension differentiators backed by our technology platform....positioning Mondee as a true crowd-sourced marketplace

MONDEE MARKETPLACE

TRIPPRO | tripplanet | Rocketrip | unpub

Differentiated Content

Activities, Cruises, Car, Hotel, Air

- User Generated
- Crowd-Sourced Content
- Exclusive Content
- Public Content

Crowd-Sourced Services, Curation

- Service through crowd-sourced gig workers
- Curated Content & Personalized Experiences
- Gig Workers are Contributors

Channels & Networks

- Closed User Groups, Gig Networks, SMEs, etc.
- Consumers & Travelers
- Micro Networks & Consumer Personas

MONDEE Technology Platform

- Conversational Commerce
- FinTech
- Self Enrollment & Service
- MarTech

© 2022 All Rights Reserved | 30

© 2022 All Rights Reserved | 31 Mondee’s products now serve a variety of different customer segments across the B2B travel landscape Best - in - Class Products Tailored for the Gig Economy Travel Market Launch date 2015 2013 (acquired in 2020) June 2021 August 2021 Target segment ■ Travel agents ■ TMCs ■ Large corporations ■ SMEs ■ Nonprofits ■ Membership organizations ■ Subscribers, including consumer members Description Platform for travel search, booking, and more Incentive platform that reduces corporate travel spending Discount online booking site, with enhanced service Discount online subscription - based booking Customer base 50,000+ agents 50+ corporations 125M+ members Soft launch/testing

Proven Ability to Execute On Synergistic Acquisitions

MONDEE

Mondee has been successful in executing and maximizing the value of acquisitions, regardless of market conditions

Strong track record of accretive M&A with 14 acquisitions

Doubled-down during the pandemic to expand products and brands

Legend: Content · Technology · Distribution

FOUNDATION — 2011 | 2012 | 2013-2018

COVID-19 — 2019 | 2020

1. **Skylink** — Largest N. American consolidator serving the Indian subcontinent
2. **Exploretrip** — Retail flight business and technology platform
3. **cFares** — Metasearch engine
4. **C&H** — Largest N. American consolidator serving Asia
5. **TransAm** — Largest N. American wholesaler serving South America and the South Pacific
6. **Hariworld** — Consolidator focused on the Middle East and Southeast Asia
7. **Aavan Vacations** — Tour company with extensive content

1. **LBF Travel** — Retail travel company with extensive call center operations
2. **Hotelwiz** — Hotel content hub
3. **Bookingwiz** — Marketing and ad platform for travel
4. **Avia Travel** — Travel club platform
5. **Cosmopolitan Travel Services** — Largest and fastest growing N. American wholesaler
6. **Leto Travel** — Canadian consolidator
7. **Rocketrip** — Corporate travel incentives platform

© 2022 All Rights Reserved | 32

© 2022 All Rights Reserved | 33 Implementing M&A Growth Strategy We believe that our post - merger capital structure and public - market currency positions Mondee well to rapidly build on our accretive M&A platform. Content Technology Distribution Robust Pipeline of Current Opportunities Public Company Debut *Source: internal Mondee analysis # Target Companies 1 Hotels 2 Air, Hotel 3 Package 5 Cruise 6 Seven Other (Air, Hotel, Package, Tour, Corporate)

Proven C-Suite

Mondee is led by a team of seasoned entrepreneurs and executives, who – together – have 100+ years of combined experience in the travel industry



Prasad Gundumogula
Chairman, Chief Executive Officer, and Founder

Serial entrepreneur. Founder of Metaminds, ExploreTrip, LogixCube, POD Technologies with successful exits



Orestes Fintiklis
Vice Chairman and Chief Corporate Strategy and Business Development Officer

Founder and Managing Director of Ithaca Capital, Former CEO of ITHAX Acquisition Corp



Jim Dullum
COO

Experienced travel and technology executive and entrepreneur. Former EDS (an HP company), BTI Americas, Citicorp



Dan Figenshu
CFO

Experienced CFO and entrepreneur. Former Rocketrip, Mic, The Blaze



Venkat Pasupuleti
CTO

Experienced CTO and entrepreneur, Former Avesta, Zoom Interview, Eze Technologies



Yuvraj Datta
CCO

Experienced travel executive focused on supplier and revenue management, Former Skylink



Michalis Tsakos
President - Wholesale

Entrepreneur, founded and grew CTS into the largest, fastest growing consolidator in North America



Michael Thomas
President - Retail

Serial entrepreneur, founded LBF Travel and sold other companies to Amadeus and Travelport

© 2022 All Rights Reserved | 34

Board of Directors

Mondee's Board of directors with diverse and extensive experiences in public companies.



Prasad Gundumogula
Chairman, Chief Executive Officer, and Founder



Orestes Fintiklis
Vice Chairman and Chief Corporate Strategy and Business Development Officer



Asi Ginio
Co-Founder, Former CPO, COO, CEO, Tourico Holidays Inc.



Mona Aboelnaga Kanaan
Managing Partner, K6 Investments LLC



Roopa Purushothaman
Chief Economist, Head of Policy Advocacy, Tata Sons Private Limited



Noor Sweid
Founder, General Partner, Global Ventures



Pradeep Udhas
Co-Founder, Senior Advisor, KPMG India

© 2022 All Rights Reserved | 35

Comparables Selection

Mondee has no direct comparables, hence a selection of global travel B2B, B2C, and GDS businesses provide a proxy for valuation

			B2E[1] Corporate	OTA		GDS	
		MONDEE	ctm	Booking Holdings	expedia group	amadeus	Sabre
Geographic presence		Global	EMEA APAC	Global	Global	Global	Global
End market exposure	Retail	✓	–	✓	✓	✓	✓
	Corporate	✓	✓	–	✓	✓	✓
Customer mix	B2B	✓	–	✓	✓	✓	✓
	B2C	✓	–	✓	✓	✗[2]	✗[2]
	B2E	✓	✓	–	–	–	–
CapEx requirement[3]		¼	¼	¼	¾	¾	¾

Sources: Public filings
Notes:
1. B2E Travel defined as a relationship between a business and a enterprise, most commonly for the purposes of facilitating employee business travel
2. AMS and SABR do not offer booking capability directly to consumers
3. CapEx as % of 2019A Revenue. ¼ = < 5%, ½ = 5-10%, ¾ = 10-15%, Full = >15%

© 2022 All Rights Reserved | 36

© 2022 All Rights Reserved | 37 10.0x 6.3x 14.9x 12.9x 8.7x 18.8x 16.8x Mondee Mondee CTM Booking Expedia Amadeus Sabre 9.5x 6.1x 12.6x 11.9x 6.6x 12.8x 13.7x Mondee Mondee CTM Booking Expedia Amadeus Sabre 2 2 Comparables are trading at ~9 – 19x 2023 EV/EBITDA adjusting for capex. The implied valuation for Mondee represents a deep discount to comparables, despite Mondee’s much higher historic growth rate. Attractive Valuation Relative to Comps OTA B2E Corporate GDS 2023F EV/EBITDA 1 Multiple 2 2023F P/E 1 Ratio 40.0 17.7 13.0 16.0 10.1 7.6 Revenue CAGR, 2015 - 19 (%) Sources: Public filings, Capital IQ Notes: 1. Market data as of 8 August 2022 2. On a fully - diluted basis, excluding Earnout and Warrants. Organic Organic Organic + Acquisitions Organic + Acquisitions 62.0 2023F EV/(EBITDA - CapEx 1 ) Multiple 2 9.0x 22.0x 16.2x 11.1x 22.5x nm 5.6x

© 2022 All Rights Reserved | 38 9.0x 20.7x 26.3x 8.7x 13.7x 20.8x 9.4x OTAs / Travel Business Svcs Business Airlines Leisure Airlines Hotels Cruise 9.5x 14.7x 16.4x 5.5x 4.8x 12.7x 8.5x OTAs / Travel Business Svcs Business Airlines Leisure Airlines Hotels Cruise Travel - Sector Public Companies – Current Valuation Levels 2023F EV/EBITDA 1 Multiple 2023F P/E 1 Ratio 0.3x 2.9x 3.4x 1.9x 3.0x 5.9x 22.6 7.6 5.0 8.7 4.3 8.0 Sources: Public filings, Capital IQ Notes: 1. Market data as of 8 August 2022 Organic Organic 1.4x 2023F Net Leverage Ratio 40.0 Revenue CAGR, 2015 - 19 (%)